UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2004

EXIDE TECHNOLOGIES

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-11263	23-0552730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Crossroads Corporate Center

3150 Brunswick Pike

Suite 230

Lawrenceville, New Jersey 08648

(Address of Principal Executive Offices, including Zip Code)

(609) 512-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Attached as Exhibit 99.1 is a press release dated August 12, 2004 being furnished pursuant to Item 12 as part of this report.

Item 12. Results of Operations and Financial Condition.

The press release referred to in Item 7 and attached hereto as Exhibit 99.1 contains information regarding the Registrant’s results of operations and financial condition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXIDE TECHNOLOGIES

By:	/s/ Ian J. Harvie
Ian J. Harvie Interim Chief Financial Officer and Vice President, Corporate Controller

Date: August 12, 2004